COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
30.	COMMITMENTS AND CONTINGENCIES

The Company insures the legal liability risks for its shipping activities with Assuranceforeningen SKULD, Assuranceforeningen Gard Gjensidig and Britannia Steam Ship Insurance Association Limited, all mutual protection and indemnity associations. As a member of these mutual associations, the Company is subject to calls payable to the associations based on the Company's claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which result in additional calls on the members.

As of December 31, 2011, the Company had four (2010: nine) vessels that were sold by the Company at various times during the period from November 1998 to December 31, 2003, and leased back on charters that have initial periods ranging from eight to twelve and a half years including options on the lessor's side to extend the charters for periods that range up to five years. All of these charters (2010: five) are accounted for as capital leases and none (2010: four) are accounted for as operating leases. The lessor has options to put the vessels on the Company at the end of the lease terms for four (2010: six) of these vessels. The total amount that the Company would be required to pay under these put options with respect to the capital leases is $36 million (2010: $45.5 million) and operating lease is $nil (2010: $9.5 million).

As of December 31, 2011, Chevron charters three vessels on long-term bareboat charters and holds options to purchase each vessel for $1 per vessel on April 1, 2015.

As of December 31, 2011, and following the restructuring described in Note 4, the Company was committed to make newbuilding installments of $112.4 million with expected payments of $25.0 million in 2012 and $87.4 million in 2013.

In September 2011, the Company negotiated the early termination of bareboat charters on three single hull VLCCs, Titan Orion (ex-Front Duke), Titan Aries (ex-Edinburgh) and Ticen Ocean (ex-Front Lady), which are being chartered in from Ship Finance, and was committed to pay early termination fees to the bareboat charterer of $3.7 million. These three vessels have been sold by Ship Finance with expected delivery during 2012 and 2013 and the Company will receive compensation payments from Ship Finance in the aggregate amount of $26.2 million upon the successful delivery of these vessels. The Titan Orion (ex-Front Duke) was delivered, and the charter party with Ship Finance was terminated, on March 27, 2012.

The Company is a party, as plaintiff or defendant, to several lawsuits in various jurisdictions for demurrage, damages, off-hire and other claims and commercial disputes arising from the operation of its vessels, in the ordinary course of business or in connection with its acquisition activities.  The Company believes that the resolution of such claims will not have a material adverse effect on the Company's operations or financial condition.